Exhibit 99.2

First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

FNLC 2005-4

Friedman Billings Ramsey

Illinois Loans

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.501 - 6.000	9	1,851,483.70	1.91	5.923	661	79.37
6.001 - 6.500	34	7,565,849.42	7.82	6.393	683	79.45
6.501 - 7.000	80	17,006,867.23	17.58	6.842	659	79.30
7.001 - 7.500	94	20,363,162.82	21.05	7.317	655	81.26
7.501 - 8.000	139	28,186,228.25	29.14	7.795	609	82.05
8.001 - 8.500	49	9,557,756.74	9.88	8.346	604	84.67
8.501 - 9.000	36	5,311,148.34	5.49	8.791	587	82.96
9.001 - 9.500	14	1,889,949.13	1.95	9.269	580	81.43
9.501 - 10.000	22	2,077,180.29	2.15	9.919	613	91.24
10.001 - 10.500	19	1,303,251.37	1.35	10.238	656	96.04
10.501 - 11.000	6	259,154.82	0.27	10.824	630	100.00
11.001 - 11.500	9	419,480.40	0.43	11.276	637	98.54
11.501 - 12.000	5	174,575.22	0.18	11.889	621	98.86
12.001 - 12.500	15	748,794.33	0.77	12.240	628	99.95

Total:	531	96,714,882.06	100.00	7.663	633	82.12

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	44	1,640,974.33	1.70	10.883	642	97.93
50,000.01 - 100,000.00	68	5,137,343.80	5.31	8.929	628	84.76
100,000.01 - 150,000.00	102	12,991,368.63	13.43	7.837	603	80.33
150,000.01 - 200,000.00	133	23,183,990.88	23.97	7.561	628	81.59
200,000.01 - 250,000.00	77	17,108,507.43	17.69	7.430	641	81.41
250,000.01 - 300,000.00	45	12,230,000.89	12.65	7.446	648	81.41
300,000.01 - 350,000.00	23	7,483,001.60	7.74	7.229	636	82.43
350,000.01 - 400,000.00	19	7,033,849.86	7.27	7.621	651	85.42
400,000.01 - 450,000.00	8	3,399,561.62	3.52	7.297	623	78.29
450,000.01 - 500,000.00	5	2,369,360.04	2.45	8.189	631	85.10
500,000.01 - 550,000.00	2	1,056,000.00	1.09	7.522	684	84.76
550,000.01 - 600,000.00	2	1,110,469.00	1.15	7.501	700	86.19
600,000.01 - 650,000.00	2	1,250,453.98	1.29	6.725	633	75.22
700,000.01 - 750,000.00	1	720,000.00	0.74	7.620	614	80.00

Total:	531	96,714,882.06	100.00	7.663	633	82.12

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28	139	27,693,069.52	28.63	7.609	624	80.46
ARM 3/27	136	27,300,482.19	28.23	7.701	615	81.41
ARM 2/28 60 Month IO	56	13,868,321.60	14.34	7.241	660	83.20
ARM 3/27 60 Month IO	37	8,861,491.87	9.16	7.074	677	83.35
30 Year Fixed	68	6,986,909.98	7.22	8.452	628	83.96
ARM 2/28 Balloon 40/30	19	4,193,252.26	4.34	7.532	616	80.51
ARM 3/27 - Balloon 40/30	16	2,872,810.00	2.97	7.974	631	84.35
Fixed 30 yr - Balloon 30/15	45	2,313,229.48	2.39	10.381	661	97.83
Fixed 30 yr - Balloon 40/30	4	598,500.00	0.62	7.740	619	76.32
15 Year Fixed	4	573,181.87	0.59	7.770	618	73.33
30 Year Fixed 60 Month IO	3	522,700.00	0.54	8.197	696	84.75
ARM 5/25 60 Month IO	2	515,999.42	0.53	6.398	663	84.88
ARM 5/25	2	414,933.87	0.43	6.728	686	73.10

Total:	531	96,714,882.06	100.00	7.663	633	82.12

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Illinois Loans

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable Fully Amortizing	372	78,654,298.47	81.33	7.503	634	81.59
Fixed Fully Amortizing	75	8,082,791.85	8.36	8.387	632	83.26
Adjustable Balloon	35	7,066,062.26	7.31	7.712	622	82.07
Fixed Balloon	49	2,911,729.48	3.01	9.838	652	93.41

Total:	531	96,714,882.06	100.00	7.663	633	82.12

Interest Only Terms (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	433	72,946,369.17	75.42	7.820	622	81.72
60	98	23,768,512.89	24.58	7.182	667	83.33

Total:	531	96,714,882.06	100.00	7.663	633	82.12

Remaining Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
169 - 180	49	2,886,411.35	2.98	9.862	652	92.96
349 - 360	482	93,828,470.71	97.02	7.595	633	81.78

Total:	531	96,714,882.06	100.00	7.663	633	82.12

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	260	48,030,860.00	49.66	7.798	630	82.50
1	149	27,987,957.37	28.94	7.604	640	80.89
2	60	10,881,142.85	11.25	7.373	637	83.21
3	28	3,826,140.88	3.96	7.590	623	82.30
4	22	4,207,705.59	4.35	7.411	613	82.20
5	8	1,352,150.23	1.40	7.285	631	81.16
6	1	29,894.76	0.03	10.990	620	99.97
7	2	339,995.59	0.35	7.127	729	90.44
10	1	59,034.79	0.06	11.900	604	100.00

Total:	531	96,714,882.06	100.00	7.663	633	82.12

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	456	92,918,891.39	96.08	7.538	632	81.41
2	75	3,795,990.67	3.92	10.724	651	99.33

Total:	531	96,714,882.06	100.00	7.663	633	82.12

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Illinois Loans

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
20.01 - 25.00	1	75,000.00	0.08	8.890	500	22.39
25.01 - 30.00	1	51,000.00	0.05	9.250	601	29.65
30.01 - 35.00	1	111,500.00	0.12	7.250	605	33.18
35.01 - 40.00	3	247,935.43	0.26	7.226	578	37.21
40.01 - 45.00	1	169,190.71	0.17	6.500	604	43.04
45.01 - 50.00	1	129,723.48	0.13	8.750	523	49.06
50.01 - 55.00	2	155,000.00	0.16	7.024	682	52.90
55.01 - 60.00	7	1,179,875.51	1.22	7.175	608	57.88
60.01 - 65.00	10	1,377,410.00	1.42	7.803	580	62.87
65.01 - 70.00	25	5,053,523.97	5.23	7.242	592	68.37
70.01 - 75.00	34	7,389,256.46	7.64	7.607	595	73.41
75.01 - 80.00	216	43,877,520.83	45.37	7.382	641	79.81
80.01 - 85.00	33	7,643,273.51	7.90	7.758	622	84.28
85.01 - 90.00	72	14,945,569.19	15.45	7.711	641	89.26
90.01 - 95.00	46	8,967,517.29	9.27	7.964	652	94.48
95.01 - 100.00	78	5,341,585.68	5.52	9.768	648	99.99

Total:	531	96,714,882.06	100.00	7.663	633	82.12

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	21	3,019,082.82	3.12	8.114	510	73.93
520 - 539	24	3,935,856.70	4.07	8.306	529	75.01
540 - 559	30	5,790,531.12	5.99	8.180	550	77.43
560 - 579	35	6,189,412.32	6.40	7.918	571	77.48
580 - 599	32	6,430,663.42	6.65	8.013	590	87.99
600 - 619	64	11,619,520.78	12.01	7.761	608	82.51
620 - 639	102	17,565,268.06	18.16	7.817	630	83.52
640 - 659	71	12,767,368.70	13.20	7.496	649	81.10
660 - 679	58	10,208,318.68	10.56	7.420	669	83.37
680 - 699	29	6,343,567.77	6.56	7.065	689	82.27
700 - 719	25	4,289,966.89	4.44	7.082	708	84.83
720 - 739	21	3,898,049.83	4.03	7.246	729	86.41
740 - 759	11	2,369,870.27	2.45	7.453	751	83.58
760 - 779	2	661,400.00	0.68	7.137	777	85.64
780 - 799	3	592,000.00	0.61	6.815	793	82.16
800 - 819	3	1,034,004.70	1.07	7.003	803	88.61

Total:	531	96,714,882.06	100.00	7.663	633	82.12

Min: 500
Max: 810
Weighted Average: 633

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Cashout	355	67,546,315.16	69.84	7.675	619	81.58
Purchase	167	26,612,961.48	27.52	7.643	668	83.73
Rate/Term Refinance	9	2,555,605.42	2.64	7.535	638	79.52

Total:	531	96,714,882.06	100.00	7.663	633	82.12

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Illinois Loans

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	421	75,484,774.70	78.05	7.631	631	82.40
Duplex	38	8,426,043.74	8.71	7.509	639	78.98
Condo	40	5,979,847.83	6.18	7.926	638	82.16
3-4 Unit	17	4,345,812.10	4.49	7.973	649	81.68
Townhouse	15	2,478,403.69	2.56	7.964	645	84.72

Total:	531	96,714,882.06	100.00	7.663	633	82.12

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	310	58,008,088.74	59.98	7.702	651	82.34
Full	221	38,706,793.32	40.02	7.605	606	81.78

Total:	531	96,714,882.06	100.00	7.663	633	82.12

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	523	95,550,132.06	98.80	7.659	633	82.26
Non-Owner Occupied	8	1,164,750.00	1.20	7.990	633	70.84

Total:	531	96,714,882.06	100.00	7.663	633	82.12

Loan Grade	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
A	326	59,941,490.91	61.98	7.463	670	83.27
B	147	27,778,770.40	28.72	7.890	589	81.60
C	58	8,994,620.75	9.30	8.295	526	76.05

Total:	531	96,714,882.06	100.00	7.663	633	82.12

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Illinois	531	96,714,882.06	100.00	7.663	633	82.12

Total:	531	96,714,882.06	100.00	7.663	633	82.12

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Illinois Loans

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	394	71,542,926.05	73.97	7.839	633	82.80
12	64	13,510,384.50	13.97	7.205	637	81.52
24	35	5,965,715.38	6.17	6.955	638	79.19
36	38	5,695,856.13	5.89	7.273	623	77.99

Total:	531	96,714,882.06	100.00	7.663	633	82.12

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
3.001 - 3.500	11	1,969,581.39	2.30	8.012	581	79.29
3.501 - 4.000	60	10,978,074.50	12.81	7.151	621	80.11
4.001 - 4.500	9	1,925,357.86	2.25	6.673	654	81.37
4.501 - 5.000	3	908,517.62	1.06	8.652	578	78.64
5.001 - 5.500	7	1,521,109.86	1.77	8.130	623	87.02
5.501 - 6.000	45	8,246,912.68	9.62	8.135	615	82.06
6.001 - 6.500	131	27,383,937.67	31.95	7.467	639	82.32
6.501 - 7.000	106	25,084,327.16	29.26	7.397	647	80.93
7.001 - 7.500	23	5,531,296.40	6.45	7.696	609	81.91
7.501 - 8.000	8	1,314,445.59	1.53	7.933	631	83.27
8.001 - 8.500	4	856,800.00	1.00	8.390	632	90.34

Total:	407	85,720,360.73	100.00	7.521	633	81.63

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
8.501 - 9.000	1	177,650.00	0.21	8.850	542	85.00
12.501 - 13.000	9	1,851,483.70	2.16	5.923	661	79.37
13.001 - 13.500	34	7,653,547.93	8.93	6.419	682	79.46
13.501 - 14.000	72	15,919,557.85	18.57	6.840	659	79.76
14.001 - 14.500	79	17,852,672.86	20.83	7.317	654	81.61
14.501 - 15.000	125	26,087,173.42	30.43	7.797	610	82.25
15.001 - 15.500	46	9,222,177.09	10.76	8.330	602	84.30
15.501 - 16.000	28	4,237,323.34	4.94	8.779	587	82.98
16.001 - 16.500	8	1,515,364.54	1.77	9.264	576	81.74
16.501 - 17.000	3	801,500.00	0.94	9.913	553	82.28
17.001 - 17.500	2	401,910.00	0.47	10.175	625	88.75

Total:	407	85,720,360.73	100.00	7.521	633	81.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Illinois Loans

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.501 - 6.000	9	1,851,483.70	2.16	5.923	661	79.37
6.001 - 6.500	33	7,342,055.88	8.57	6.392	683	79.43
6.501 - 7.000	72	15,919,557.85	18.57	6.840	659	79.76
7.001 - 7.500	80	18,164,164.91	21.19	7.313	655	81.59
7.501 - 8.000	126	26,219,173.42	30.59	7.796	610	82.24
8.001 - 8.500	45	9,090,177.09	10.60	8.338	601	84.37
8.501 - 9.000	29	4,414,973.34	5.15	8.782	585	83.06
9.001 - 9.500	8	1,515,364.54	1.77	9.264	576	81.74
9.501 - 10.000	3	801,500.00	0.94	9.913	553	82.28
10.001 - 10.500	2	401,910.00	0.47	10.175	625	88.75

Total:	407	85,720,360.73	100.00	7.521	633	81.63

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.500	1	118,800.00	0.14	8.000	602	90.00
3.000	406	85,601,560.73	99.86	7.520	633	81.62

Total:	407	85,720,360.73	100.00	7.521	633	81.63

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	1	311,492.05	0.36	7.050	659	80.00
1.500	406	85,408,868.68	99.64	7.522	633	81.63

Total:	407	85,720,360.73	100.00	7.521	633	81.63

Months to Next Adjustment Date	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
17 - 21	18	4,305,247.39	5.02	6.611	636	79.21
22 - 26	196	41,449,395.99	48.35	7.582	634	81.51
27 - 31	4	969,247.94	1.13	7.623	653	84.84
32 - 36	185	38,065,536.12	44.41	7.578	629	81.99
57 - 61	4	930,933.29	1.09	6.545	673	79.63

Total:	407	85,720,360.73	100.00	7.521	633	81.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey